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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): May 11, 2001


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)

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Item 5. Other events.

     On May 11, 2001, American International Group, Inc. ("AIG") and American General Corporation ("American General") announced (i) that they have entered into an Agreement and Plan of Merger, dated as of May 11, 2001, pursuant to which AIG, through a subsidiary, will acquire 100 percent of the common shares, par value $.50 per share, of American General and (ii) that the Agreement and Plan of Merger, dated as of March 11, 2001 (the "Prudential Merger
Agreement"), previously entered into by American General, Prudential plc ("Prudential") and certain subsidiaries of Prudential, has been terminated pursuant to the terms of the Prudential Merger Agreement and the terms of the Tri-Party Agreement, dated as of May 11, 2001, among American General, AIG, Prudential and the Prudential subsidiaries party to the Prudential Merger Agreement.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

    99.1 Joint Press Release of American International Group, Inc. and American General Corporation, dated May 11, 2001.


    99.2  Agreement and Plan of Merger, dated as of May 11, 2001, among
          American International Group, Inc., Washington Acquisition Corporation and American General Corporation.

    99.3 Tri-Party Agreement, dated as of May 11, 2001, among Prudential plc, Holborne Delaware Partnership, Ascend Merger Corp., American General Corporation and American International Group, Inc.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: May 11, 2001                   By /s/ KATHLEEN E. SHANNON
                                        ------------------------------------
                                        Name: Kathleen E. Shannon
                                        Title: Vice President and Secretary
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                                 EXHIBIT INDEX
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Exhibit No.         Description                                                  Location
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
99.1                Joint Press Release of American International Group, Inc.    Filed herewith.
                    and American General Corporation, dated May 11, 2001.


99.2                Agreement and Plan of Merger, dated as of                    Incorporated by reference to
                    May 11, 2001, among American International                   Exhibit No.2.02 to American General
                    Group, Inc., Washington Acquisition                          Corporation's Current Report on
                    Corporation and American General Corporation.                Form 8-K, filed May 11, 2001
                                                                                 (File No. 1-7981).


99.3                Tri-Party Agreement, dated as of May 11, 2001,               Incorporated by reference to
                    among Prudential plc, Holborne Delaware Partnership,         Exhibit No.2.01 to American General
                    Ascend Merger Corp., American General Corporation            Corporation's Current Report on
                    and American International Group, Inc.                       Form 8-K, filed May 11, 2001
                                                                                 (File No. 1-7981).

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